UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 2, 2019

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 Wall Street, Suite 1300, Austin TX	78754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 2, 2019, Superconductor Technologies Inc. (the “Company”) received a notice from the Listing Qualifications Department of the NASDAQ Stock Market indicating that the Company does not meet the minimum of $2,500,000 in stockholders’ equity required by Listing Rule 5550(b)(1) for continued listing (the “Stockholders’ Equity Requirement). The Company also does not meet the alternatives of market value of listed securities or net income from continuing operations. Under the listing rule, the Company has 45 calendar days, or until January 16, 2020, to submit a plan to regain compliance with the Stockholders’ Equity Requirement. If the plan is accepted by the NASDAQ Stock Market, an extension of up to 180 calendar days from December 2, 2019 will be granted.

As previously disclosed, on July 9, 2019, we received a letter from the Listing Qualifications Department of the NASDAQ Stock Market notifying us that the minimum bid price per share for our common stock fell below $1.00 for a period of 30 consecutive business days and that therefore we did not meet the minimum bid price requirement set forth in NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The letter also states that we will be provided 180 calendar days, or until January 6, 2020, to regain compliance with the Minimum Bid Price Requirement. In accordance with Rule 5810(c)(3)(A), we can regain compliance with the Minimum Bid Price Requirement if at any time during the 180-day period the closing bid price of our common stock is at least $1.00 for a minimum of 10 consecutive business days. If by January 6, 2020, we cannot demonstrate compliance with the Rule 5550(a)(2) (and we remain ineligible for a second cure period due to not meeting the Stockholders’ Equity Requirement), then the NASDAQ Staff will provide notice that our securities will be subject to delisting. At such time, we may appeal the delisting determination to a Hearings Panel outlining our plans to regain compliance.

We intend to monitor the closing bid price of our common stock and may, if appropriate, consider implementing available options to regain compliance with the Minimum Bid Price Requirement and to also consider available options to regain compliance with the Stockholders’ Equity Requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: December 6, 2019	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer

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